Exhibit 10.10.2
                         LEASE MODIFICATION AGREEMENT #2

     This Lease Modification Agreement #2 to Lease made this 8th day of January, 1997, by and between Petroleum, Inc., a Kansas corporation, hereinafter referred to as "Landlord" and Antigua Group, Inc., an Arizona corporation, hereinafter referred to as "Tenant."

                                 R E C I T A L S

     WHEREAS, Landlord leased certain Premises to Tenant in the McCormick Ranch Industrial Center III located at 9318 and 9332 North 95th Way, City of
Scottsdale, County of Maricopa, State of Arizona, pursuant to that certain Office Building Lease between Landlord and Tenant dated August 22, 1996, hereinafter referred to as the "Lease," in which the Premises are more particularly described; and

     WHEREAS, Landlord and Tenant are mutually desirous of modifying the terms of the Lease as provided herein below.

     NOW, THEREFORE, in consideration of these presents and the agreement on each other, Landlord and Tenant hereby mutually agree as follows:

     1.   The effective date of this agreement is January 8, 1997.

     2. The aforementioned Lease is revised to add suite 201 in building A for an additional 168 square feet of space. (See attached Exhibits A-1 and A-2).

     3.   Tenant agrees to rent space "as is."

     4. Tenant will install a dead bolt lock on one existing door at Tenant's expense.

     5. All modifications to premises are to be "building standard" and subject to prior approval of Landlord.

     6. All other terms and conditions of the Lease remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.


TENANT:                                               LANDLORD:

ANTIGUA GROUP, INC.                                   PETROLEUM, INC.


By:  /s/ Gerald K. Whitley                            By:  /s/ Thomas D. Beard

                                                           Thomas D. Beard
Title: Vice President - Finance                       Title: Sr. Vice-President
                                                           Petroleum, Inc.

Date Signed: 1/9/97                                   Date Signed: 1/8/97

                                    EXHIBIT A

                    [SKETCH OF FIRST FLOOR PLAN - BUILDING A]

                                   EXHIBIT A-2

               [SKETCH OF PARTIAL SECOND FLOOR PLAN - BUILDING A]